SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

THE JENSEN PORTFOLIO, INC.
(Name of Registrant as Specified In Its Charter)

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1

THE JENSEN PORTFOLIO, Inc.
5300 Meadows Road, Suite 250
Lake Oswego, Oregon 97035

Dear Jensen Portfolio Shareholder:

The Board of Directors of The Jensen Portfolio, Inc. (the “Fund”) has scheduled a special meeting of shareholders to be held on Wednesday, November 10, 2010, at 9:00 a.m., Pacific time, at 5300 Meadows Road, Suite 250, Lake Oswego, Oregon 97035.

The purpose of the special meeting is to vote on important proposals affecting the Fund and you as a shareholder.  This package contains information about the special meeting and the proposals, including a Notice of Special Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, and a proxy card.  Also included are instructions on how to vote via the Internet, by telephone or by mail, and a postage-paid business reply envelope (if you choose to vote by mail).

Jensen Investment Management, Inc. (the “Adviser”) has served as the investment adviser to the Fund since its inception.  It is anticipated that on or about February 28, 2011, Robert Millen, Vice President and Secretary of the Fund and an equity owner of the Adviser will retire. Because Mr. Millen beneficially owns greater than 25% of the outstanding shares of the Adviser, and since Mr. Millen’s shares will be acquired by the Adviser upon his retirement, a change in control of the Adviser will be deemed to have occurred under the Investment Company Act of 1940, as amended (the “1940 Act”).  Assuming no additional share transactions, as a result of the repurchase of Mr. Millen’s shares by the Adviser, Mr. David G. Mertens will own more than 25% of the Adviser’s outstanding shares and be deemed a control person of the Adviser.

The new ownership structure will not result in any significant changes for existing shareholders of the Fund. However, under the federal securities laws, this change in ownership of the Adviser causes the advisory agreement between the Fund and the Adviser to automatically terminate. Accordingly, a new investment management agreement must be approved by the Fund’s shareholders.

At the same time, shareholders will be asked to elect a Board of Directors of the Fund.  The federal securities laws require that at least two-thirds of the Fund’s Directors have been elected by the shareholders before the Board may fill a vacancy.  Since Mr. Kenneth Thrasher was appointed to the Board of Directors on July 11, 2007, by electing the entire Board now, the Board will be able to add new members for a longer period without the expense of conducting additional shareholder meetings.

I am writing to ask for your prompt vote for the approval of the two proposals in this Proxy Statement. As you will see from the enclosed materials, your Board of Directors is requesting that you approve:

•	a new investment management agreement between the Fund and the Adviser with respect to the Fund; and
•	the election of a new Board of Directors of the Fund.

The proposals have been carefully reviewed by the Fund’s Board of Directors.  The Board of Directors unanimously recommends that you vote FOR the proposals.

It is very important that we receive your vote before November 10, 2010.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter. If you have any questions regarding the proxy, please call our proxy information line at 1-877-536-1562.  Representatives are available to answer your questions between 9:00 a.m. and 10:00 p.m., Eastern time.

Sincerely,
/s/ Robert D. McIver
President
The Jensen Portfolio, Inc.

2

Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve the new investment advisory agreement (the “New Agreement”) to enable Jensen Investment Management, Inc. (“Jensen” or the “Adviser”) to enable it to continue as the investment adviser for The Jensen Portfolio, Inc. (the “Fund”) and to elect the Fund’s Board of Directors.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a form of Proxy.

At a meeting of the Fund’s Board of Directors (the “Board”) held on July 21, 2010, the Board approved, subject to shareholder approval, the New Agreement.

What am I being asked to vote on?

You are being asked to vote to on two matters.

First, you are being asked to approve the New Agreement between the Adviser and the Fund on behalf of the Fund.

This proposal relates to a “change in control” of the equity ownership of the Adviser. It is anticipated that on or about February 28, 2011, Robert Millen, Vice President and Secretary of the Fund and an equity owner of the Adviser will retire.  Because Mr. Millen’s shares will be acquired by the Adviser upon his retirement, a change in control will be deemed to have occurred under the Investment Company Act of 1940, as amended (“1940 Act”).  Assuming no additional share transactions, as a result of the repurchase of Mr. Millen’s shares by the Adviser, Mr. David G. Mertens will own more than 25% of the Adviser’s outstanding shares and be deemed a control person of the Adviser.  The change in control will trigger an automatic termination of the existing investment advisory agreement between the Fund and the Adviser.  Accordingly, the Fund is seeking shareholder approval of the New Agreement in order to allow the Adviser to continue to provide advisory services to the Fund following the retirement of Mr. Millen and the redemption of his equity interest in the Adviser.  There are no changes in the investment advisory fees to be paid by the Fund or the services to be provided by the Adviser under the New Agreement.  In addition, there are no material differences between the existing investment advisory agreement (the “Existing Agreement”) and the proposed New Agreement, other than their effective dates and the ability of the Fund, under the New Agreement, to bear some portion of the compensation and related costs of the Fund’s Chief Compliance Officer and other personnel who perform certain administrative, regulatory and compliance duties for the Fund as required by the Securities and Exchange Commission (“Compliance Personnel”) but only to the extent the payment of such costs are approved by the Board.  The Fund does not have the authority under the Existing Agreement to pay for certain compliance costs recently imposed by Securities and Exchange Commission rules and regulations governing registered investment companies, and the Board believes the Fund should have the flexibility and authority to respond to additional regulations affecting the Fund’s operations.  Although under the New Agreement the Board could authorize the Fund to bear some portion of the compensation and related costs of the Compliance Personnel (“Compliance Costs”), the Board expects any increase in the Fund’s expenses due to the payment of any Compliance Costs will be less than one basis point (0.01%) if the New Agreement is approved.  Following the retirement of Mr. Millen, the Adviser’s existing investment professionals (with the exception of Mr. Millen) will continue to own the firm and the team responsible for managing the Fund is not expected to change as a result of this transaction.

Q&A	1

If Fund shareholders do not approve the New Agreement with the Adviser as the investment adviser for the Fund, then the Board will have to consider other alternatives for the Fund including, upon termination of the present investment advisory agreement, entering into an interim investment advisory agreement with the Adviser pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”) pursuant to which the Fund would have 150 days to obtain shareholder approval of a new investment advisory agreement.

The second proposal you are being asked to vote on is to elect a Board of Directors (the “Board”) comprised of six individuals to oversee the Fund.  The Board now consists of six individuals, five of whom have been elected by Fund shareholders.  Because the 1940 Act requires that at least two-thirds of a mutual fund’s directors have to be elected by shareholders in order for any vacancies to be filled by its board of directors, the Board believes that by electing each of the Incumbent Directors (as defined in Proposal 2 in the Proxy Statement) now, the Board will have more flexibility in the future to fill vacancies should any arise or add new members to the Board without the expense of holding a shareholder meeting.

How will these proposals affect the management and operation of the Fund?

With the exception of Mr. Millen, the persons responsible for operating the Adviser and managing the Fund’s assets are not expected to change as a result of Mr. Millen’s retirement and the sale of his controlling interest in the Adviser. Mr. Robert Zagunis, a director of the Adviser, will remain Chairman of the Adviser’s Investment Committee, which is responsible for the Fund’s investment decisions.  Robert McIver, a member of the Adviser’s Investment Committee, will remain the President of the Adviser and the Fund.  The same management team will continue to manage the Fund’s portfolio and the same Board of Directors will continue to oversee the Fund’s operations.

How will my approval of this proposal affect the expenses of the Fund?

The investment advisory fee paid by the Fund to Jensen will not increase if the New Agreement with Jensen is approved.  Although under the New Agreement, the Board could authorize the Fund to bear some portion of the Compliance Costs, the Board expects any increase in the Fund’s expenses due to the payment of any Compliance Costs will be less than one basis point (0.01%) if the New Agreement is approved.

What are the primary reasons for the selection of Jensen as the investment adviser of the Fund?

The Board weighed a number of factors in reaching its decision to approve Jensen as the investment adviser for the Fund, including the history, reputation, qualifications and resources of Jensen and the fact that Jensen’s current portfolio managers would continue to provide the day-to-day management of the Fund.  The Board also considered that if the New Agreement is approved, the Fund’s investment advisory fee would not increase and total Fund expenses would not materially increase, if at all.

Are there any material differences between the present investment advisory agreement and the proposed New Agreement?

There are no material differences between the existing investment advisory agreement and the proposed New Agreement, other than (i) their effective dates and (ii) the ability of the Fund, under the New Agreement, to bear some portion of the compensation and related costs of the Fund’s Compliance Personnel but only to the extent the payment of such costs are approved by the Board.  Although under the New Agreement the Board could authorize the Fund to bear some portion of the Compliance Costs, the Board expects any increase in the Fund’s expenses due to the payment of any Compliance Costs will be less than one basis point (0.01%) if the New Agreement is approved.

Q&A	2

Has the Board approved the proposals?

Yes.  The Board has unanimously approved both  the New Agreement and the nomination of each Director as set forth herein, and recommends that shareholders vote to approve the  New Agreement and elect each of the Incumbent Directors (as defined in Proposal 2 in the Proxy Statement).

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The Adviser will bear not less than 75% of all costs and expenses of holding the Meeting, including the costs of this proxy solicitation and the incremental costs of mailing the Proxy Statement to shareholders of record as of the record date, and the Fund will pay 25% of such costs up to a maximum amount of $87,500.  Your prompt response will help avoid the cost of additional solicitation..

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on September 1, 2010 (the “Record Date”) are entitled to be present and to cast one vote for each full share and a fractional vote for each fractional share they hold, on each proposal presented, at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  All classes of shares will vote together as one class.

What vote is required?

Each of the proposals requires a different required vote.

Approval of the New Agreement with Jensen requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

The vote necessary to elect each Incumbent Director, a quorum being present, is the affirmative vote of a plurality of the votes cast.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by (1) visiting the Internet address on your proxy card and following the on-line instructions, (2) calling the toll-free number printed on your proxy card and following the recorded instructions, or (3) completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call our proxy information line at 1-877-536-1562.  Representatives are available to answer your questions between 9:00 a.m. and 10:00 p.m., Eastern time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the New Agreement and each Incumbent Director and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the New Agreement and each Incumbent Director.  Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Q&A	3

How can a quorum be established?

A majority of the Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum at the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, because such shares are not voted in favor of the New Agreement or for any Incumbent Director, they have the effect of counting as a vote AGAINST the New Agreement and each Incumbent Director.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the New Agreement and elect each Incumbent Director are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A	4

The Jensen Portfolio, Inc.
5300 Meadows Road, Suite 250
Lake Oswego, Oregon 97035

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of The Jensen Portfolio, Inc (the “Fund”), will be held at 5300 Meadows Road, Suite 250, Lake Oswego, Oregon 97035, on Wednesday, November 10, 2010, at 9:00 a.m., Pacific time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	to approve an Investment Advisory Agreement between Jensen Investment Management, Inc. and the Fund on behalf of the Fund.
2.	to elect a Board of Directors of the Fund; and
3.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Fund’s Board of Directors has fixed the close of business on September 1, 2010 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Directors,

/s/ Robert D. McIver
President
The Jensen Portfolio, Inc.

September 28, 2010

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

The Jensen Portfolio, Inc.
5300 Meadows Road, Suite 250
Lake Oswego, Oregon 97035

TO BE HELD ON Wednesday, November 10, 2010

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors (the “Board”) of The Jensen Portfolio, Inc. (the “Fund”), at a special meeting of shareholders of the Fund, and at any adjournments thereof (the “Special Meeting”), to be held on Wednesday, November 10, 2010 at 9:00 a.m., Pacific time, at 5300 Meadows Road, Suite 250, Lake Oswego, Oregon 97035.

Shareholders of record at the close of business on the record date, established as September 1, 2010 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This proxy statement is expected to be mailed to shareholders on or about October 1, 2010.  The Special Meeting is being held to vote on the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 10, 2010:

The Notice of Special Meeting and Proxy Statement are available at www.proxyonline.com/docs/jensenportfolio.pdf.  Enter the control number provided on your Proxy Card and follow the instructions.  To obtain directions to attend the Special Meeting, please call our proxy information line at 1-877-536-1562.  For a free copy of the Fund’s latest annual and/or semi-annual report, call 1-800-992-4144 or visit the Fund’s website at www.jenseninvestment.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

PROPOSAL 1.	To Approve an Investment Advisory Agreement Between Jensen Investment Management, Inc. and the Fund.

Shareholders of the Fund are being asked to approve a new investment advisory agreement between Jensen Investment Management, Inc. and the Fund.

Background

The Board of Directors of the Fund is recommending that shareholders approve a proposed new investment advisory agreement (“New Agreement”), between the Fund, and the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser” or “Jensen”) which would become effective on or about February 28, 2011 when Robert G. Millen, the Fund’s Secretary and Vice President and an owner of over 25% of Jensen’s outstanding shares will retire and sell all his shares back to Jensen.

As described in this Proxy Statement, the New Agreement is necessary because the Fund’s existing investment advisory agreement with the Adviser (the “Existing Agreement”) will automatically terminate as a result of a change in control of Jensen that will occur on or about February 28, 2011 when Mr. Millen sells his shares of Jensen back to Jensen and retires. Assuming no additional share transactions, as a result of the repurchase of Mr. Millen’s shares by Jensen, Mr. David G. Mertens will own more than 25% of Jensen’s outstanding shares and be deemed a control person of Jensen.

Proxy Statement	1

The change in control of the investment adviser is not expected to affect the management of the Fund, as the Fund has been managed by a team since its inception.  Following Mr. Millen’s retirement, the Fund will continue to be managed by the Adviser’s investment committee, composed of: Robert F. Zagunis, chairman of the investment committee, and Vice President and Principal of the Adviser; Eric H. Schoenstein, Director of Business Analysis, Vice President and Principal of the Adviser; Robert D. McIver, President and Principal of the Adviser; and Kurt M. Havnaer, Business Analyst of the Adviser.

With the change in control of Jensen and the resulting termination of the Existing Agreement with the Fund, the Board was required to take action to approve the necessary arrangements for the continued management of the Fund by Jensen.

At a meeting of the Board held on July 21, 2010, the Board, including a majority of Directors who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Directors”), voted unanimously to approve the proposed New Agreement.  The Board also voted unanimously to recommend that shareholders approve the New Agreement.

Accordingly, the Fund needs shareholder approval to re-engage Jensen as its investment adviser following the expected change in control on or about February 28, 2011.  If the Fund’s shareholders do not approve Jensen as the investment adviser for the Fund, then the Board will have to consider other alternatives for the Fund including, upon termination of the existing investment advisory agreement, entering into an interim investment advisory agreement with Jensen pursuant to Rule 15a-4 under the 1940 Act pursuant to which the Fund would have 150 days to obtain shareholder approval of a new investment advisory agreement.

Legal Requirements in Approving the New Agreement

To avoid disruption of the Fund’s investment management and after considering the potential benefits to shareholders of re-engaging Jensen as the Fund’s investment advisor, as discussed more fully below, the Board voted unanimously to approve the New Agreement.

The form of the New Agreement is attached hereto as Exhibit A.  The terms of the New Agreement are substantially similar to the terms of the Existing Agreement with respect to services to be provided by Jensen compared to those it previously provided.  The Existing Agreement was approved by the shareholders of the Fund at a shareholder meeting held on November 13, 2006, which was adjourned to December 16, 2006.

The New Agreement and the Existing Agreement have identical fee structures.  There are no material differences between the two agreements, other than their effective dates and the ability of the Fund, under the New Agreement, to bear some portion of the compensation and related costs of the Fund’s Chief Compliance Officer and any other Fund personnel who perform certain administrative, regulatory or other compliance duties for the Fund as required or prescribed by rules and regulations (“Compliance Personnel”) adopted from time to time by the Securities and Exchange Commission (the “Commission”) but only to the extent approved by the Board.  Although under the New Agreement the Board could authorize the Fund to bear some portion of the compensation and related costs of the Fund’s Compliance Personnel (“Compliance Costs”), the Board expects any increase in the Fund’s expenses due to the payment of any Compliance Costs will be less than one basis point (0.01%) if the New Agreement is approved.

The material terms of the New Agreement and the Existing Agreement are compared below in the “Summary of the New Agreement and Existing Agreement” section.

Proxy Statement	2

If the Fund’s shareholders do not approve the New Agreement at the Special Meeting, or at an adjournment of the Special Meeting, the Board will consider other alternatives and will make such arrangements for the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) operating pursuant to an interim investment advisory agreement under Rule 15a-4 until a permanent agreement is approved by the Fund’s shareholders.

Compensation Paid to Jensen

Under the Existing Agreement, Jensen is entitled to receive a monthly advisory fee computed at an annual rate of 0.50% of the Fund’s average daily net assets in return for the services provided by Jensen as investment adviser to the Fund.  The fee structure under the New Agreement with Jensen will be identical to the fee structure under the Existing Agreement.  For the fiscal year ended May 31, 2010, the Fund paid Jensen investment advisory fees in the amounts shown below.

Management Fees Paid to Jensen for the Fiscal Year Ended May 31, 2010

Advisory Fee Payable	Advisory Fee Waived	Advisory Fee Retained
$10,612,314	$0	$10,612,314

Information about Jensen Investment Management, Inc.

Jensen is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.  Jensen’s principal office is located at 5300 Meadows Road, Suite 250, Lake Oswego, Oregon 97035.  As of June 30, 2010, Jensen managed approximately $3,613 million of investment assets.

The following table sets forth the name, position and principal occupation of each current member and principal officer of Jensen.  Each individual’s address is 5300 Meadows Road, Suite 250, Lake Oswego, Oregon 97035.

Name	Position/Principal Occupation
Brian S. Ferrie	Vice President and Treasurer, Chief Compliance Officer, Principal
Robert D. McIver	President and Principal
David G. Mertens	Vice President and Principal
Robert G. Millen	Chairman and Principal
Eric H. Schoenstein	Vice President and Principal
Robert F. Zagunis	Vice President and Secretary, Principal

The following table sets forth the name of each person who currently owns of record, or beneficially, 10% of more of the outstanding voting securities of Jensen.  Each individual’s address is 5300 Meadows Road, Suite 250, Lake Oswego, Oregon 97035.

Name	% of Voting Securities Held
David G. Mertens	18.46%
Robert G. Millen	27.54%
Robert F. Zagunis	30.48%

Proxy Statement	3

Summary of the New Agreement and the Existing Agreement

A copy of the proposed New Agreement is attached hereto as Exhibit A.  It is marked to show proposed changes against the Existing Agreement.  The following description of the terms of the New Agreement and material differences with the Existing Agreement is only a summary.  You should refer to Exhibit A for the precise terms of the New Agreement, and the description set forth in this Proxy Statement of the New Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by Jensen under the New Agreement and the investment advisory fee are identical to the investment advisory services now provided by Jensen and the investment advisory fee under the Existing Agreement.

Advisory Services.  There is no change in the type, level and scope of advisory services to be provided by Jensen under the New Agreement.  Both the New Agreement and the Existing Agreement state that, subject to the supervision and direction of the Board, Jensen will (i) manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives, policies and limitations, (ii) administer the Fund’s affairs to the extent requested by the Fund and (iii) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund.

Brokerage.  There is no change in the services to be provided by Jensen under the New Agreement with respect to the selection and use of brokers or dealers used by the Jensen in connection with the performance of its advisory services.  Both the New Agreement and the Existing Agreement provide that Jensen may place transaction orders for the Fund’s account with brokers or dealers selected by Jensen.

Payment of Expenses.  Under both the New Agreement and Existing Agreement, and in addition to the provision of investment advisory services described above, the Adviser agrees at its expense to:

•	furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and
•	permit any of its officers and employees to serve, without compensation as directors or officers of the Fund if elected to such positions.

Under both the New Agreement and the Existing Agreement, the Adviser pays the salaries and fees, if any, of all officers of the Fund and of all directors of the Fund who are “interested persons” (as defined in the 1940 Act) of the Fund or of the Adviser and of all personnel of the Fund or Adviser performing services relating to research, statistical and investment activities.  In addition, the New Agreement proposes that the Board (including a majority of directors who are not interested persons) has the authority, in its sole and absolute discretion, to permit the Fund to pay some portion or all of the compensation and related expenses of the Fund’s Chief Compliance Officer and any other Fund personnel who perform certain administrative, regulatory or other compliance duties for the Fund as required or prescribed by rules and regulations adopted from time to time by the Commission.  The Existing Agreement does not specifically permit the Fund to bear such costs now and the Board believes the Fund should have the authority and flexibility to respond to additional regulations affecting the Fund’s operations.

Under both the Existing Agreement and the New Agreement, the Fund is responsible for payment of all of its expenses other than those described above which are payable by the Adviser.  The expenses payable by the Fund under the Existing Agreement and the New Agreement are identical except as described in the succeeding paragraph, and include, without limitation:

Proxy Statement	4

•	interest and taxes;
•	brokerage fees and commissions and other costs in connection with the purchase or sale of portfolio securities;
•	fees and expenses of its directors other than those who are “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser;
•	legal and audit expenses;
•	transfer agent expenses and expenses for servicing shareholder accounts;
•	expenses of computing the net asset value of the shares of the Fund and the amount of its dividends;
•	custodian fees and expenses;
•	administrative fees and expenses;
•	fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;
•	expenses of printing and mailing reports, notices and, in some cases, proxy materials to shareholders of the Fund;
•	expenses of printing and mailing prospectuses sent to existing shareholders;
•
such nonrecurring expenses as may arise, including expenses incurred in actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and directors in respect thereto;

•	insurance premiums;
•	expenses of maintaining the Fund’s corporate existence, providing investor services and corporate reports, and holding corporate meetings; and
•	such other expenses as the directors of the Fund may, from time to time, determine to be properly payable by the Fund.

Management Fees.  Both the New Agreement and Existing Agreement contain an identical fee structure based on the Fund’s average daily net assets.

Duration and Termination.  The Existing Agreement became effective on February 28, 2007.  The New Agreement will become effective upon Mr. Millen’s retirement, which is expected to occur on February 28, 2011.  The New Agreement provides that it will continue in effect until August 1, 2012 unless sooner terminated.  Like the Existing Agreement, the New Agreement will continue in effect for successive annual periods, with such continuation to be approved at least annually in the manner required by the 1940 Act.  Both the Existing Agreement and the New Agreement may be terminated at any time without penalty by either the Fund or Jensen upon 60 days written notice.

Limitation on Liability and Indemnification.  There are no differences between the New Agreement and the Existing Agreement with respect to limitation on liability and indemnification.  Both the New Agreement and the Existing Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed on Jensen by the agreement, Jensen will not be subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the New Agreement (as is the case under the Existing Agreement) or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Consideration and Approval of the Existing Agreement and the New Agreement

Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors voting separately, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis.  In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

Proxy Statement	5

In their most recent deliberations concerning whether to renew the Fund’s Existing Agreement and whether to approve the New Agreement, the Board, including the Independent Directors, conducted the review and made the determinations that are described below.  During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for it to evaluate both the renewal of the Existing Agreement and the approval of the New Agreement.

The entire Board first met on January 20, 2010 to consider the planned retirement of Robert Millen and the effects his retirement and the resulting change of control of the Adviser might have on the Fund’s and the Adviser’s operations.  The entire Board met again on April 28, 2010 to consider the information provided by the Adviser in connection with the annual renewal of the Existing Agreement and the approval of the New Agreement.  After the April 28 meeting, the Independent Directors met separately with their legal counsel to consider the information provided by the Adviser and identify additional information they needed to evaluate the Existing Agreement and the New Agreement.  The entire Board then met again on July 21, 2010 to consider the annual continuation of the Existing Agreement and the approval of the New Agreement.  During those meetings, the Board considered the factors and reached the conclusions described below, among others.  The Board did not identify any single factor as controlling.  Moreover, not every factor was given the same weight by each Director.

Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Existing Agreement and the services proposed to be provided under the New Agreement.  The Board reviewed the terms of the Existing Agreement and the New Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund.  The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the proposed changes in the Adviser’s ownership and management and the potential impact on the Fund and the Adviser.  The Board considered the Adviser’s business continuity plans, its organizational and ownership structure, and the composition of its investment committee, which makes all investment decisions for the Fund.  The Board also considered the Adviser’s approach to risk management.  Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Existing Agreement continued to be satisfactory and were not likely to change materially under the New Agreement.

Investment Performance. The Board examined the investment performance of the Fund compared to the S&P 500 Index and Russell 1000 Growth Index and to the Lipper Large Cap Core Funds and Morningstar Large Cap Growth Funds categories. Performance over one-, three-, five- and ten-year periods for the Fund was provided.  The Board noted the favorable performance of the Fund for the three-, five- and ten-year periods compared to its relevant securities indices and comparable categories.

The Board observed that the Adviser appeared to have adhered to its strict investment discipline.  They noted that the Adviser’s disciplined approach helped the Fund to be better positioned to weather the significant decline in the market in 2008 and early 2009.  As a result of these and other factors, the Board concluded that the long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio. The Board compared the Fund’s advisory fee with those of other comparable mutual funds in the Fund’s Lipper category.  The Board noted that the Fund’s advisory fee of 0.50% continued to be below the median and the average for its category at similar asset levels, excluding passively managed funds and funds that have no share classes that are offered to retail investors.  The Board also noted that the Fund is a single fund (as opposed to one of a larger complex of funds) and that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.  The Board also noted that the advisory fee rate for which the Fund would be responsible under the New Agreement would be unchanged from the Existing Agreement.

Proxy Statement	6

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser.  The Board observed that, with the exception of a small number of existing institutional clients where the Adviser believes the competitive market required a lower fee, the Adviser charges its separate accounts a minimum of 0.50%.  In addition, the Board noted that the Adviser’s recently revised fee schedule for separate accounts provides for a minimum fee of 0.50% for individual investors and 0.45% for institutional investors.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories.  The Board noted that the Fund’s expense ratio was higher than the median and average of all funds with comparable net assets in its Lipper category but also noted that, when compared to retail class shares of actively managed funds, the Fund’s expense ratio was lower than the median and the average.  Compared to retail class shares of actively managed funds in the Fund’s Morningstar category, the Board noted that the Fund’s expense ratio was below the average.  The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value.  The Board acknowledged that, with the payment by the Fund of the sub transfer agency recordkeeping and shareholder servicing expenses and fees for certain of the Fund’s omnibus accounts (“Sub TA Fees”), the Fund’s expense ratio had increased during the past year, and was expected to increase further, but remain lower than the Lipper and Morningstar averages for retail-class shares of actively managed funds.  In addition, the Board acknowledged that although under the New Agreement the Fund would be authorized to pay, subject to prior approval of the Board, certain costs of the Fund’s Compliance Personnel now paid by the Adviser, such costs were not expected to increase materially the Fund’s expense ratio.  Otherwise, the Board noted, the expenses for which the Fund would be responsible under the New Agreement would be unchanged from the Existing Agreement.  Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser. The Board considered the profitability of the Existing Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2009 and the methodology used to calculate that profitability, and compared the Adviser’s profitability to that of selected publicly traded mutual fund advisers.  Even after adjustments for certain marketing revenues and expenses were made, it appeared that the Adviser’s pre-tax profit was higher than the average pre-tax profit margin of the group of publicly traded investment advisory firms.  It was noted that the Adviser’s profitability may have been overstated due to the relatively low salaries and bonuses paid to its investment professionals, who may receive distributions of the Adviser’s profits on account of their equity ownership in the Adviser.  The Board considered the fact that the Adviser had paid certain administrative expenses of the Fund and pays the cost of the Fund’s Chief Compliance Officer, though it noted that under the New Agreement the Fund would be authorized, subject to prior Board approval, to pay for certain costs of the Fund’s Compliance Personnel in the future.  The Board also noted that the Fund had been subsidized by the Adviser during the early years of the Fund’s existence, and that only in the most recent eight years, as the Fund’s assets under management have grown, has the Fund contributed significantly to the Adviser’s profits.  In addition, the Board acknowledged the entrepreneurial risk taken by the Adviser when it established the Fund.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser.  The Board noted, however, that when adjustments for certain marketing revenues and expenses were made, the profit margins were similar.  The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts and that economies of scale are realized with respect to managing one mutual fund compared to managing approximately 300 separate accounts.  The Board also understood that in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.  The Board noted that the Adviser’s profitability from the Fund for 2010 was projected to increase as a result of the higher asset levels of the Fund and the payment by the Fund of the Sub TA Fees, which began in October 2009.  The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded mutual fund advisers which have more diversified business lines and different cost structures than those of the Adviser, and the uncertainty of the various cost allocations and other assumptions used.  Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

Proxy Statement	7

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.92% for the fiscal year ended May 31, 2010, but was expected to increase with the payment by the Fund of the Sub TA Fees.  Regarding the issue of breakpoints, although the Fund’s assets increased during the past year, the Board observed from the data presented that many comparable funds with breakpoints below the Fund’s 0.50% advisory fee had higher overall advisory fees at the same asset level as the current asset level of the Fund.  Based on the data presented, the Board concluded that a breakpoint in the Fund’s advisory fee was not warranted at this time, but determined to reexamine the issue as Fund assets increase.

Other Benefits. The Board considered the potential fall-out benefits realized by the Adviser from services as investment manager of the Fund.  The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”.  The Board understood that the Adviser maintained a separate account advisory business and had recently started a new fund.  The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations. The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers.  At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously on July 21, 2010 (i) to renew the Existing Agreement for a one-year period until July 31, 2011 and (ii) to approve the New Agreement and recommend that shareholders approve the New Agreement.

Vote Required

Approval of the proposal to approve the New Agreement and re-engage Jensen as the investment adviser for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Directors unanimously recommend that shareholders of the Fund vote FOR the approval of the New Agreement.

Proxy Statement	8

PROPOSAL 2.	To Elect the Board of Directors of the Fund

Shareholders of the Fund are being asked to elect the Board of Directors of the Fund. Messrs. Roger A. Cooke, Robert E. Harold, Thomas L. Thomsen, Jr., Kenneth Thrasher, Val E. Jensen, and Gary W. Hibler currently serve as Directors of the Fund (collectively, the “Incumbent Directors”). Except for Kenneth Thrasher, Incumbent Directors have served since the Board’s organizational meeting, at which time the sole initial shareholder of the Fund ratified and approved their election and appointment.  Mr. Thrasher was appointed to the Board on July 11, 2007.  If approved by the shareholders at the Special Meeting, each of the Incumbent Directors will continue to serve as a Board member.  Information for Louis B. Perry, Ph.D., who serves as Director Emeritus of the Fund, is not provided since Dr. Perry may participate in meetings of the Fund’s Board of Directors, but may not vote on any matter and is not compensated.  Following the Special Meeting, Dr. Perry will remain Director Emeritus.

In certain instances, the Board has the power to appoint Board members, and the Board appointed Mr. Thrasher to the Board on July 11, 2007.   Section 16(a) of the 1940 Act provides that the Board may appoint a new Director without a shareholder election only if, after such appointment, at least two-thirds of the Directors have been elected by the shareholders.  Although the Board could still appoint further directors under the 1940 Act, the Board believes that it is in the best interests of the Fund to elect the entire Board at this time in order to provide maximum flexibility in the future and avoid the costs associated with a shareholder meeting.

Information about the Incumbent Directors, including their addresses, year of birth, principal occupations during the past five years and other directorships of publicly traded companies or mutual funds is set forth in the table below.  Each Incumbent Director has agreed to serve on the Board if elected by shareholders.  It is not expected that any of the nominees will decline or become unavailable for election, but, if this happens, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.  A Director is deemed to be “independent” to the extent the Director is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act (an “Independent Director”).

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Roger A. Cooke, J.D. The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., an investment casting and forging company, (2000 – present); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Proxy Statement	9

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert E. Harold, C.P.A. (retired) The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234 Year of Birth: 1947	Independent Director	Indefinite Term; since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc. (formerly Will Vinton Studios), an animation studio (March 2005 – October 2005).	1
Director of St. Mary’s Academy, a
non-profit high
school (2000 -
present); Director of
Laika, Inc.
(formerly Will
Vinton Studios), an
animation studio
(2002 – present);
Director of The
Sisters of the Holy
Names Foundation
(2004 – present);
Director of the Holy
Names Heritage
Center (2007–
present).

Thomas L. Thomsen, Jr. The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003.	Private rancher and real estate investor (2002 – present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Investment Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth R. Thrasher The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

Proxy Statement	10

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors

Val E. Jensen** The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234 Year of Birth: 1929	Director and Chairman	Indefinite Term; Served as Director since inception; Served as President from inception to March 2002; Served as Chairman since March 2002.	Retired. Chairman and Director of Jensen Investment Management, Inc., (1988 – 2004); Chairman (since 2002) and Director (since 1993) of the Fund.	1	None

Gary W. Hibler, Ph.D.** The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234 Year of Birth: 1943	Director	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as Treasurer from December 2002 to March 2004; Served as President from March 2002 to February 2007.	President and Director of Jensen Investment Management, Inc. (1999 – February 2007); Secretary and Director of Jensen Investment Management, Inc. (1994- 1999).	1	Director of WaterWatch, a non- profit environmental group (2008 – present).
*      Each director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a director resigns, retires or is removed in accordance with the Bylaws of the Fund.

** This individual is an “interested person” of the Fund within the meaning of the 1940 Act.  Mr. Jensen is deemed an interested    person because Mr. Jensen was a control person, director and Chairman of the Fund’s Adviser and, through March 2008, received annual installment payments from the Adviser of the purchase price for shares of the Adviser that Mr. Jensen sold to the Adviser upon his retirement in March 2004.  Dr. Hibler is an interested person because he was a control person, director and President of the Fund’s Adviser until February 2007 and, through at least 2011, will receive annual installment payments from the Investment Advisor of the purchase price for shares of the Adviser that Mr. Hibler sold to the Adviser upon his retirement in February 2007.

Proxy Statement	11

Board Leadership Structure

The Board conducts regular quarterly in-person meetings and may hold telephonic or special in-person meetings as necessary.  At these regular quarterly meetings, the Board receives information from the Adviser concerning the Fund’s performance, portfolio holdings, adherence to the Fund’s investment discipline and restrictions, market outlook and other information.  In addition, at least once a year in connection with its consideration of whether to renew the Fund’s investment advisory contract with the Adviser, the Board reviews the nature, extent and quality of the services provided to the Fund by the Adviser.  The Board annually reviews the Fund’s service contracts with the Administrator, Custodian and Distributor.  The Independent Directors also hold quarterly regularly scheduled in-person meetings outside of the presence of the interested Directors and the Adviser, and may meet as needed in between their regularly scheduled meetings.  The Fund’s Chief Compliance Officer (“CCO”) reports to the Board at the regular quarterly Board meetings and meets separately with the Independent Directors at their quarterly meetings.

The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that having the flexibility to determine its Chairman and reorganize the Board’s leadership structure from time to time is in the best interests of the Fund and its shareholders.

Val Jensen, an interested Director, serves as Chairman of the Board.  Bob Harold, an Independent Director, serves as the Lead Independent Director.  The Chairman’s duties include setting the agenda for each Board meeting in consultation with the Adviser and presiding over Board meetings.  The Chairman also meets with the Adviser between meetings and facilitates communications between the Board and the Adviser, and serves as the point person for addressing issues in between regular Board meetings.  The Fund believes Mr. Jensen’s history with the Fund, his familiarity with the Fund’s investment discipline and his extensive investment management experience qualifies him to serve as Chairman of the Board.  The Lead Independent Director coordinates setting the Board meeting agenda as needed to include matters discussed by the Independent Directors and also serves as a conduit of information from Independent Directors to the Adviser in between Board meetings.  He also acts as the primary contact for the Independent Directors with the Fund’s CCO and the Adviser.  The Directors believe this structure facilitates the orderly and efficient flow of information to the Independent Directors from the Adviser.  The Fund believes that Mr. Harold’s extensive experience in financial management for Nike, Inc., a global footwear and apparel company, and his background as a certified public accountant qualifies him to serve as the Lead Independent Director.

The Board reviews its leadership structure periodically as part of its annual self-assessment process.  The Directors have concluded that the Board’s leadership structure of a Chairman who is an interested Director, a Lead Independent Director and Board committees composed almost exclusively of Independent Directors is appropriate given the specific characteristics or circumstances of the Fund.  The Board made this determination based on the fact that

Proxy Statement	12

•	Independent Directors constitute two-thirds of the Board;
•	the Chairman of the Board is the founder of the Fund;
•	the chairman of each Board committee is an Independent Director; and
•	the Board oversees only one investment fund.

The Directors believe the overall leadership structure allows them to effectively perform their oversight responsibilities and to act in the best interests of the Fund’s shareholders.

As described in more detail below under the section heading “BOARD COMMITTEES”, the Board has established three standing committees—the Audit, Nominating and Pricing Committees.  All of the committees are chaired by Independent Directors and, in the case of the Audit Committee and Nominating Committee, are composed solely of Independent Directors.  Each committee meets periodically to perform its delegated oversight responsibilities and report its findings and recommendations to the Board.  The Board may establish additional committees or ad hoc or special committees in the future or as needed to assist the Board in carrying out its oversight responsibilities.

Role in Risk Oversight

The Fund is subject to several risks, including compliance, investment, operational and reputational risk, among others.  The Board is responsible for oversight of the management and affairs of the Fund, including oversight of risk management.  The day-to-day management of the Fund’s investment and operational risks is overseen and performed primarily by the Adviser and the Fund’s other service providers including the Custodian, Administrator and the Distributor, subject to supervision by the Adviser.  To aid in the management of risk, whether compliance, operational, investment, reputational or other, the Fund has adopted compliance policies and procedures to identify particular risks and to minimize the occurrence of events or circumstances that could have a material adverse effect on the Fund’s investment performance or its operations. In addition, the Fund’s service providers use a variety of processes, procedures and controls to identify and manage particular risks. All of these service providers have an independent interest in managing risk appropriately, however, their policies and procedures to manage risks may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board implements its risk oversight function in a variety of ways, including by the whole Board and through the Board committees.  At the regular Board and committee meetings, the Board receives reports from the Adviser and other service providers on the Fund’s activities and various risks relating to the Fund.  In addition, the Fund’s CCO regularly reports to the Board his review of the Fund’s compliance with the Fund’s policies and procedures and includes material compliance matters since the last report.  Not less than annually, the CCO provides to the Board a report on whether the Fund’s compliance policies and procedures are adequately and effectively designed to avoid violations by the Fund of the federal securities laws.  The Fund’s independent accountant reviews with the Audit Committee (and interested Directors) on not less than an annual basis its audit report of the Fund’s financial statements, including discussions of major risks identified by the independent accountant and whether there are any significant deficiencies or material weaknesses in the Fund’s internal controls.  Board oversight of risk is also performed in between regular Board meetings through communications between the Board and the Adviser.  Independent Directors are encouraged to communicate directly, or through the Lead Independent Director, with the Fund’s management.

The Board recognizes that it cannot identify or quantify all the risks facing the Fund, and some risks cannot be mitigated or eliminated in a cost-effective manner.  Moreover, there are limitations to the effectiveness of the processes, methods and controls the Fund uses to manage risk.  Some risks, such as investment-related risk, are simply part of the Fund’s business and are necessary to achieve the Fund’s investment goals.  Accordingly, there are limitations to the Board’s oversight of risk and the Fund’s ability to manage risk.

Proxy Statement	13

Board Conclusion on Individual Director Skills, Attributes, Qualifications, and Experience

The Nominating Committee of the Board is responsible for assessing the experience, qualifications, attributes and skills of potential candidates for nomination to serve as directors of the Fund. The Nominating Committee is composed of all of the Fund’s Independent Directors and takes into account a wide variety of factors and the specific work experience and other qualifications of candidates to serve as directors.  On an annual basis, the Board conducts a self-assessment and considers, among other things, whether the existing Directors have the requisite experience and skills to provide effective oversight.  The Board intends that its Directors must continually meet the following criteria among other criteria considered by the Nominating Committee:

•	They possess skills and abilities relevant to the mutual fund and investment company industry, including an ability to read and understand financial statements;
•
They possess knowledge of matters relating to the mutual fund and investment company industry, and remain active enough to keep them in contact with the markets, the business and technical environments and the communities in which the Fund is active;

•	They are able to function as a part of an effective group, willing to speak their mind but respecting and cooperating with other members of the Board;
•	They recognize in their activities for the Fund the predominance of overall Fund performance above any particular area of special personal interest; and
•
They are of good reputation and character, conduct themselves in accordance with high ethical standards and possess personal and professional integrity, in this and in other ways maintaining the respect of their fellow directors.

The Board has concluded that each of the Directors is qualified and should continue to serve on the Board because he meets the criteria described above, and based on (i) his individual skills, attributes, qualifications or business experience and (ii) the skills, attributes, qualifications or business experience of the Directors as a group.  Information about the specific skills, attributes, qualifications or business experience of each Director is as follows.

Roger A. Cooke.  Mr. Cooke has served as an Independent Director since 1999.  Mr. Cooke is the Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., an international investment casting and forging company traded on the New York Stock Exchange, and has served in such capacity since 2000.  Prior to joining Precision Castparts Corp., Mr. Cooke was for eight years the Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a former publicly traded retail grocery and general merchandise company acquired by The Kroger Co. in 1998.  Based on the foregoing, and because of the experience gained serving as a Director since 1999, the Board concluded that Mr. Cooke should continue to serve as a Director of the Fund.

Robert E. Harold. Mr. Harold has served as an Independent Director since 2000.  Mr. Harold is a retired certified public accountant.  From 2000 until 2009, Mr. Harold was designated as the Board’s “audit committee financial expert” based on his extensive accounting and financial experience.  During his professional career, Mr. Harold held several senior financial and management positions at Nike, Inc., a publicly traded global footwear and apparel company, including Global Brand Controller (1996 – 1997 and 2000 – 2001), Senior Director of Financial Planning (2001 – 2002), and Interim Chief Financial Officer (1998 – 1999).  Based on the foregoing, and because of the experience gained serving as a Director since 2000, the Board concluded that Mr. Harold should continue to serve as a Director of the Fund.

Thomas L. Thomsen, Jr. Mr. Thomsen has served as an Independant Director of the Fund since 2003.  Mr. Thomsen has been a private rancher and real estate investor since 2002.  Prior to that time, Mr. Thomsen spent more than 20 years with Columbia Management Company (now called Columbia Management Investment Advisors, Inc.), the investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors, serving as a portfolio manager and President (1998 – 2000) and Chief Executive Officer (2000 – 2002).  Based on the foregoing, and because of the experience gained serving as a Director since 2003, the Board concluded that Mr. Thomsen should continue to serve as a Director of the Fund.

Proxy Statement	14

Kenneth R. Thrasher. Mr. Thrasher has served as an Independant Director of the Fund since 2007.  Mr. Thrasher has been designated since 2009 as the Board’s “audit committee financial expert” based on his extensive management and financial experience serving in the capacity of Chief Executive Officer or President of both publicly traded and private companies.  Mr. Thrasher serves as the Chairman of the Board of Directors Complí, a web-based compliance and risk management software solution company, and serves on the Board of Directors of Northwest Natural Gas Company, a publicly traded natural gas distribution and service provider.  Based on the foregoing, and because of the experience gained serving as a Director since 2007, the Board concluded that Mr. Thrasher should continue to serve as a Director of the Fund.

Gary W. Hibler, Ph.D. Mr. Hibler has served as a Director of the Fund since the Fund’s inception in 1993.  Now retired, Mr. Hibler served as a portfolio manager for Jensen Investment Management, Inc. the Fund's investment adviser (the “Adviser”) since 1993 and, until his retirement from the Adviser in 2007, served as President of the Adviser (from 1999) and a member of the Adviser’s investment committee (from 1993) that manages the Fund.  Based on the foregoing, and because of the experience gained serving as a Director since 1993 and his extensive knowledge of the investment management industry, the Board concluded that Mr. Hibler should continue to serve as a Director of the Fund.

Val E. Jensen.  Mr. Jensen founded the fund in 1993.  He has served as a Director of the Fund since the Fund’s inception in 1993 and Chairman of the Board since 2002.  Now retired, Mr. Jensen served as a portfolio manager for the Adviser from 1988 until his retirement from the Adviser in 2004.  In addition, Mr. Jensen served as the Fund’s President from 1993 until 2002.  Based on the foregoing, and because of the experience gained serving as a Director since 1993 and his extensive knowledge of the investment management industry, the Board concluded that Mr. Jensen should continue to serve as a Director of the Fund.

Board Committees

During the most recently completed fiscal year, all of the Directors attended at least 75% of the Board meetings and the meetings of the Board Committees on which they served.  The Fund does not hold regular annual meetings of shareholders; and, therefore, the Board does not have a policy with regard to Director attendance at such meetings.

Audit Committee

The Fund’s Audit Committee is comprised of all of the Independent Directors, and Mr. Thrasher is the chairman of the Audit Committee.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the independent registered public accounting firm engaged by the Fund concerning the scope of the audit and the independent registered public accounting firm’s independence.  The Audit Committee meets once a year, and if necessary, more frequently.  The Audit Committee met two times during the fiscal year ended May 31, 2010.

Nominating Committee

The Fund’s Nominating Committee is comprised of all of the Independent Directors, and Mr. Thomsen is the chairman of the Nominating Committee.  The Nominating Committee evaluates and nominates Board of Director candidates.   The Nominating Committee did not meet during the fiscal year ended May 31, 2010.

Proxy Statement	15

The Nominating Committee will consider properly qualified candidates for the Board of Directors submitted by shareholders.  Shareholders who wish to recommend a candidate for the Board may do so by submitting appropriate background material concerning the candidate’s qualifications to the Chairman of the Nominating Committee, 5300 Meadows Road, Suite 250, Lake Oswego, Oregon  97035-8234.  Submissions must include the proposed nominee’s name, age, business, and resident addresses and principal occupation and the number of shares of the Fund owned.  The submission shall also include any material deemed relevant for the review of the proposed nominee along with a signed consent of the proposed nominee verifying his or her willingness to serve as a Director if elected.

The Nominating Committee has adopted a written Nominating Committee Charter, a copy of which is available on the Fund’s website at www.jenseninvestment.com.  Although the Committee does not have a specific policy regarding the consideration of diversity in identifying nominees for director, the Board and Committee believes a diversity of business and other experience is vital to an effective Board.  The Committee’s policy, when considering candidates for the Board, is to maintain a reasonable balance in the experience and background of directors in areas of importance to the Fund.  Accordingly, the Committee seeks directors who have a concentration of experience or background in one or more of the following areas and that, overall, the Board consists of directors having substantial experience in all of these areas:

•	strategic planning
•	general management
•	finance and control
•	marketing
•	education
•	research and development
•	technology and patents
•	manufacturing
•	law and politics
•	personnel and compensation
•	international operations
•	government regulation, and
•	social and economic responsibilities.

The Committee may consider other factors or attributes as they may determine appropriate in their judgment.  The above list is not exclusive and does not include other considerations of intangible attributes such as the ability of the candidate to function effectively with the other Directors as a group, and to fit in with the other personalities on the Board.  The Nominating Committee believes that the significance of each candidate’s background, experience, qualifications, attributes and skills should be considered in the context of the whole Board.

Pricing Committee

The Fund’s Pricing Committee is comprised of Mr. Harold, the Fund’s lead Independent Director, Mr. McIver, the President of the Fund, Mr. Ferrie, the Fund’s Treasurer and Chief Compliance Officer, and Mr. Cooke, who is the chairman of the Pricing Committee.  The Board of Directors has established the Pricing Committee and delegated to it certain of the Board’s responsibilities, including fair valuing securities for which market quotations are not readily available.  The Pricing Committee meets as needed to address any valuation issues that require its attention between regular Board meetings and, in certain instances, may establish valuations pursuant to the Fund’s pricing policies and procedures.  Any valuations established by the Pricing Committee are presented to the Board for its review and ratification at its regularly scheduled quarterly meetings.  The Pricing Committee did not meet during the fiscal year ended May 31, 2010.

Proxy Statement	16

Compensation

The Interested Directors who serve as Directors of the Fund receive no compensation for their service as Directors.  The independent directors are each paid an annual retainer of $18,000 from the Fund, plus a fee of $2,500 for each Board meeting attended in person and $1,000 for each Board meeting held by telephone.  They are also reimbursed for travel and other reasonable out-of-pocket expenses in connection with attendance at Board meetings, but such reimbursements are not considered “compensation” and therefore are not included in the amounts shown in the table below.  Board members are also paid for their attendance at qualifying educational events.  During the fiscal year ended May 31, 2010, each Interested Director was paid $500 for their attendance at an educational event.  No other compensation or retirement benefits are received by any Director or officer from the Fund.  The Board holds regular quarterly meetings.  During the fiscal year ended May 31, 2010, the directors received the following compensation from the Fund:

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation from Fund Paid to Directors

Interested Directors
Gary W. Hibler, Ph.D.	None	None	None	None
Val E. Jensen	None	None	None	None

Independent Directors
Roger A. Cooke	$34,500	None	None	$34,500
Robert E. Harold(1)	$44,500	None	None	$44,500
Thomas L. Thomsen, Jr.	$34,500	None	None	$34,500
Kenneth R. Thrasher	$34,500	None	None	$34,500

(1)  Mr. Harold has been designated as the lead Independent Director of the Board, for which he receives an annual fee of $10,000.

For the fiscal year ended May 31, 2010, members of the Audit Committee and Nominating Committee were paid a fee of $1,000 for each meeting attended in person, and Independent Directors were paid a fee of $1,000 for each meeting of the Independent Directors attended in person.

Director Ownership of Fund Shares.

The following table shows the dollar range of shares beneficially owned by each director in the Fund as of June 30, 2010:

Interested Directors:
Name of Director	Aggregate Dollar Range of Equity Securities in the Fund
Gary W. Hibler, Ph.D.	Over $100,000
Val E. Jensen	Over $100,000

Independent Directors:
Name of Director	Aggregate Dollar Range of Equity Securities in the Fund
Roger A. Cooke	Over $100,000
Robert E. Harold	Over $100,000
Thomas L. Thomsen, Jr.	Over $100,000
Kenneth R. Thrasher	Over $100,000

Proxy Statement	17

Required Vote

The election of each Incumbent Director will be voted upon separately by the shareholders of the Fund to fill a position on the Board.  Each Incumbent Director will be elected as a Director of the Fund if he receives a plurality of the votes cast.  If for any reason an Incumbent Director becomes unable to serve before the Special Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

Based on all of the foregoing, the Directors unanimously recommend that shareholders of the Fund vote “FOR” the election of each of Incumbent Directors to the Board of Directors of the Fund.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Fund, 5300 Meadows Road, Suite 250, Lake Oswego, Oregon 97035,  and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the lead Independent Director of the Board.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Fund, c/o 5300 Meadows Road, Suite 250, Lake Oswego, Oregon 97035. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Jensen

Since the beginning of the most recently completed fiscal year, no Director has made any purchases or sales of securities of Jensen or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of record of the Fund as of the close of business on September 1, 2010 are entitled to be present and to vote at the special meeting of shareholders or any adjournment thereof.  As of the close of business on September 1, 2010, 40,162,388 shares of Class I shares of the Fund were issued and outstanding; 76,154,028 shares of Class J shares of the Fund were issued and outstanding; and 536,990 shares of Class R shares of the Fund were issued and outstanding. All classes of shares will vote together as one class.

Proxy Statement	18

Management Ownership

As of September 1, 2010, the directors and officers of the Fund, as a group, owned of record or beneficially 1.09% of the Class I shares of the Fund and less than 1% of the outstanding shares of the Class J and Class R shares of the Fund.  Furthermore, as of June 30, 2010, neither the Directors nor members of their immediate family own securities beneficially or of record in Jensen, the Fund’s principal underwriter or any of their affiliates.  Accordingly, neither the Directors nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in Jensen, the Fund’s principal underwriter or any of their affiliates.  In addition, during the past five calendar years, neither the Directors nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which Jensen, the Fund’s principal underwriter or any of their affiliates was a party.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of September 1, 2010, the following shareholder is known by the Fund to be a control person of the Fund:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. For the Benefit of Its Customers 101 Montgomery St. San Francisco, CA 94173	The Charles Schwab Corporation	DE	40.51%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	N/A	N/A	22.03%	Record
Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	N/A	N/A	7.07%	Record
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	6.29%	Record
SEI Private Trust Company FBO SunTrust Bank One Freedom Valley Drive Oak, PA 19456-9989	N/A	N/A	5.12%	Record

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s Policy. The Fund does not execute portfolio transactions through affiliated brokers.

Proxy Statement	19

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about October 1, 2010.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.  In addition, The Altman Group may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Fund.  The Fund may also arrange to have votes recorded by telephone.

The Altman Group is a third party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached (as explained below).  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Robert G. Millen, Secretary, The Jensen Portfolio, Inc. 5300 Meadows Road, Suite 250, Lake Oswego, Oregon 97035; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Agreement, which means they will have the effect of a vote against this proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the Proposals.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is a majority of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposal, unless directed to vote AGAINST the proposed adjournment.

Proxy Statement	20

Shareholders of record of the Fund at the close of business on September 1, 2010 will be entitled to vote at the Special Meeting  Other than any principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of September 1, 2010.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from The Altman Group, Fund officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Fund, or regular employees and agents involved in the solicitation of proxies.

 The Adviser will bear not less than 75% of all costs and expenses of holding the Meeting, including the costs of this proxy solicitation, preparation of the Proxy Statement and the incremental costs of mailing the Proxy Statement to shareholders of record as of the record date, and the Fund will pay 25% of such costs up to a maximum amount of $87,500.  Your prompt response will help avoid the cost of additional solicitation.

Service Providers

The Fund’s investment adviser is Jensen Investment Management, Inc., located at 5300 Meadows Road, Suite 250, Lake Oswego, Oregon 97035.   The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian.  Quasar Distributors, LLC located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter.

Independent Public Accountants

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202 (“PwC”), acted as independent public accountants to the Fund for its fiscal year ending May 31, 2010.  PwC, in accordance with Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, confirmed to the Audit Committee that it is an independent auditor with respect to the Fund.  Upon recommendation of its Audit Committee, the Board has selected PwC as independent public accountants to audit and certify the Fund’s financial statements for its fiscal year ended May 31, 2010.  Representatives of PwC will not be present at the Special Meeting.

Audit Fees.  For the Fund’s fiscal years ended May 31, 2009 and May 31, 2010, aggregate fees billed by PwC for the audit of the Fund’s annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years were $35,000 and $41,000, respectively.

Audit-Related Fees.  PwC did not perform any assurance or services related to the performance of the audits of the Fund’s financial statements for the Fund’s fiscal years ended May 31, 2009 and May 31, 2010 which are not set forth under “Audit Fees” above.

Tax Fees. PwC did not perform any professional services for tax compliance, tax advice, and tax planning statements for the Fund’s fiscal years ended May 31, 2009 and May 31, 2010.

Proxy Statement	21

All Other Fees.  PwC did not perform services for the Fund or deliver any other products to the Fund for the Fund’s fiscal years ended May 31, 2009 and May 31, 2010.

Pre-Approval of Certain Services.  The Audit Committee Charter requires pre-approval by the Fund of all auditing and permissible non-audit services to be provided to the Fund by PwC, including fees.  Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Adviser and Its Affiliates.  For the Fund’s fiscal years ended May 31, 2009 and May 31, 2010, the non-audit fees billed or expected to be billed by PwC for services to Jensen (and any other entity controlling, controlled by or under common control with Jensen) was $10,810 and $8,500, respectively.  The Fund’s Audit Committee considered whether the provision of non-audit services that were rendered to Jensen is compatible with maintaining PwC’s independence, and has concluded that the provision of such non-audit services by PwC did not compromise PwC’s independence.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-992-4144 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Proxy Statement	22

EXHIBIT A

INVESTMENT ADVISORY AND SERVICE CONTRACT

between

THE JENSEN PORTFOLIO, INC.

and

JENSEN INVESTMENT MANAGEMENT, INC.

This Agreement is entered into, effective […], 2011, by and between THE JENSEN PORTFOLIO, INC., an Oregon corporation (the “Fund”), and JENSEN INVESTMENT MANAGEMENT, INC., an Oregon corporation (the “Adviser”).

In consideration of the mutual covenants contained in this Agreement, it is hereby agreed as follows:

1.  The Fund hereby employs the Adviser to act as its investment adviser and, as such, to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives, policies and limitations, and to administer the Fund’s affairs to the extent requested by the Fund, subject to the supervision of the Board of Directors of the Fund, for the period and upon the terms set forth in this Agreement.  Investment of funds shall be subject to all applicable restrictions of the Articles of Incorporation and Bylaws of the Fund as may, from time to time, be in force and all applicable provisions of the Investment Company Act of 1940, or any successor statute, as amended from time to time (the “1940 Act”).

The Adviser agrees to:  (a) furnish the investment advisory services specified above; (b) furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and (c) permit any of its officers and employees to serve, without compensation except as otherwise set forth herein, as directors or officers of the Fund if elected to such positions.  The Adviser shall pay the salaries and fees, if any, of all officers of the Fund and of all directors of the Fund who are “interested persons” (as defined in the 1940 Act) of the Fund or of the Adviser and of all personnel of the Fund or Adviser performing services relating to research, statistical and investment activities, provided, however, that the board of directors of the Fund (including a majority of directors who are not interested persons) may, in its sole and absolute discretion, pay some portion or all of the compensation and related expenses of the Fund’s Chief Compliance Officer and any other Fund personnel who perform certain administrative, regulatory or other compliance duties for the Fund as required or prescribed by rules and regulations adopted from time to time by the Securities and Exchange Commission (the “Commission).

The Adviser shall, on behalf of the Fund, maintain the Fund’s records and books of account (other than those maintained by the Fund’s transfer agent, registrar, custodian and shareholder servicing agent).  All books and records so maintained shall be the property of the Fund and, upon request, the Adviser shall surrender to the Fund any of such books and records requested.

The investment policies and all other actions of the Fund are, and shall at all times be, subject to the control and direction of the Board of Directors of the Fund.  In acting under this Agreement, the Adviser shall be an independent contractor and shall not be an agent of the Fund.

With respect to services performed in connection with the purchase and sale of portfolio securities on behalf of the Fund, the Adviser may place transaction orders for the Fund’s account with brokers or dealers selected by the Adviser.  In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser has determined in good faith that the net price to the Fund of such transaction was reasonable in relation to the net price for comparable transactions engaged in by similarly situated investors.

2.  For the services and facilities to be furnished, the Fund shall pay to the Adviser monthly compensation equal to an annual rate of 0.50 percent of the Fund’s average daily net assets.  The daily net asset value of the Fund shall be computed in the manner and at the times set forth in the Fund’s Articles of Incorporation.  On any day that the Fund’s net asset value is not calculated, the net asset value for such day shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purposes of the foregoing computations.  Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily, and the amounts of the daily accruals shall be paid monthly.  Such calculations shall be made by applying 1/365th of the annual rate to the Fund’s net asset value each day determined as of the close of business on that day.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

The services of the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others, including other investment companies, so long as its services under this Agreement are not impaired by the delivery of such services.

3.  The Fund shall pay all of its expenses other than those expressly stated to be payable by the Adviser.  The expenses payable by the Fund shall include, without limitation:  (a) interest and taxes; (b) brokerage fees and commissions and other costs in connection with the purchase or sale of portfolio securities; (c) fees and expenses of its directors other than those who are “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser; (d) legal and audit expenses; (e) transfer agent expenses and expenses for servicing shareholder accounts; (f) expenses of computing the net asset value of the shares of the Fund and the amount of its dividends; (g) custodian fees and expenses; (h) administrative fees and expenses; (i) fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws; (j) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (k) the cost of issuing share certificates, if certificates are issued; (l) expenses for reports, membership dues and other dues in the Investment Company Institute or any similar trade organization; (m) expenses of preparing and typesetting prospectuses; (n) expenses of printing and mailing prospectuses sent to existing shareholders; (o) such nonrecurring expenses as may arise, including expenses incurred in actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and directors in respect thereto; (p) the organizational costs of the Fund and other Fund expenses that are capitalized; (q) insurance premiums; (r) expenses of maintaining the Fund’s corporate existence, providing investor services and corporate reports, and holding corporate meetings; (s) as determined by the board of directors (including a majority of the directors who are not interested persons) in its sole and absolute discretion, any portion or all of any compensation and related expenses of the Fund’s Chief Compliance Officer and other Fund personnel performing certain administrative, regulatory or other compliance duties for the Fund as required or prescribed by rules and regulations adopted from time to time by the Commission; and (t) such other expenses as the directors of the Fund may, from time to time, determine to be properly payable by the Fund.

The Adviser may, but has no obligation to, pay any or all of the expenses of the Fund that are payable by the Fund.  In such event, the Fund shall promptly reimburse the Adviser for all such expenses so paid by the Adviser.

4.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained by the Fund or its shareholders in the purchase, holding or sale of any security.

5.  Subject to all applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund as officers, directors, agents, shareholders or otherwise.

6.  The Adviser shall have the right to grant the use of a name similar to the Fund’s name to another investment company or business enterprise without the approval of the Fund’s shareholders and shall have the right to withdraw from the Fund the use of the Fund’s name.  However, the Adviser may not withdraw from the Fund the use of the Fund’s name without submitting to the Fund’s shareholders the question of whether the shareholders wish the Fund to continue this Agreement.

7.  This Agreement became effective on […], 2011 and shall continue in full force and effect until August 1, 2012 unless sooner terminated as hereinafter provided.  The Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without payment of any penalty by the Fund or by the Adviser on 60 days’ written notice to the other party.  The Fund may effect termination by action of its Board of Directors or by vote of a majority of the outstanding shares of the common stock of the Fund (as defined in the 1940 Act), accompanied by the appropriate notice.  In the event of the death or disability of any of the principal officers of the Adviser, or if, for any other reason, there is a material change in the management or ownership of the Adviser, the Board of Directors of the Fund shall be required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund.  If the Fund’s Board determines, at such meeting, that this Agreement should be terminated, this Agreement may be terminated without the payment of any penalty and without any required prior notice; provided, however, that any change in the ownership of the Adviser that constitutes an assignment (within the meaning of the 1940 Act) shall require the automatic termination of this Agreement.

This Agreement may be terminated at any time by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of common stock of the Fund, and such termination shall be without the payment of any penalty and without any required prior notice, if it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action that results in a breach of the covenants of the Adviser set forth in this Agreement.  In addition, the Adviser agrees to inform the Board of Directors of the Fund if the Adviser learns that it or any of its officers or directors has taken any action that results in a breach of the Adviser’s covenants set forth in this Agreement.  The Board of Directors of the Fund shall meet as soon as practicable after it receives such notification to consider whether another investment adviser should be selected for the Fund.  If the Fund’s Board determines, at such meeting, that this Agreement should be terminated, this Agreement may be terminated without the payment of any penalty and without any required prior notice.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

8.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not thereby be affected.

9.  Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

10.    If any action or suit is instituted to enforce or interpret this Agreement, the prevailing party shall be entitled to recover from the other party, in addition to all other rights and remedies, the prevailing party’s reasonable attorney fees at trial and on appeal.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed as of the date first written above.

THE JENSEN PORTFOLIO, INC. By ____________________________________ President	JENSEN INVESTMENT MANAGEMENT, INC. By ____________________________________ President

ATTENTION JENSEN PORTFOLIO SHAREHOLDERS

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

The Board of Directors of The Jensen Portfolio, Inc. (the “Fund”) has scheduled a special meeting of shareholders to be held on Wednesday, November 10, 2010, at 9:00 a.m. Pacific time, at 5300 Meadows Road, Suite 250, Lake Oswego, OR 97035 for the following purposes:

1.	To approve a new investment management agreement between Jensen Investment Management, Inc. and the Fund.

2.	To elect a Board of Directors.

More detailed information is contained in the enclosed materials.

The Board of Directors of the Fund, including all of the independent directors, unanimously approved and recommended that you vote FOR the proposals.

IT IS CRITICAL THAT YOUR PROXY VOTE IS RECEIVED BEFORE THE MEETING. Additional solicitation efforts are costly and could delay the important business of the Fund.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE USING ONE OF THE VOTING OPTIONS LISTED BELOW.

   ●   VOTE VIA THE INTERNET. Please refer to your proxy ballot for further information.

   ●   VOTE BY TOUCH-TONE PHONE. Please refer to your proxy ballot for further information.

      ●   VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

If you need another copy of the proxy statement or have any proxy-related questions, please call our proxy information line at 1-877-536-1562 between 9:00 a.m. and 10:00 p.m. Eastern time.

PROXY CARD FOR The Jensen Portfolio, Inc. Proxy for A Special Meeting of Shareholders – November 10, 2010

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at a Special Meeting of Shareholders to be held at 5300 Meadows Road, Suite 250, Lake Oswego, Oregon 97035 on November 10, 2010 at 9:00 a.m., PST.

The undersigned hereby appoints Robert G. Millen and Robert D. McIver and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments and postponements thereof, all common shares of beneficial interest of The Jensen Portfolio, Inc. held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting, in their discretion.  The attached proxy statement contains additional information about the Proposals and The Jensen Portfolio.  Please read it before you vote.

John Q. Shareholder FBO Timmy Shareholder 11 Proxy Vote Road Proxyville, IL, 29455 (shows through window on outbound envelope)
QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1562. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 10, 2010

The proxy statement for this meeting is available at: www.proxyonline.com/docs/jensenportfolio.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
NOTE: This proxy must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.  Joint owners must each sign.  By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-877-536-1562 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
Shareholder sign here Date

Options below are available 24 hours a day / 7 days a week

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.	Joint owner sign here Date

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-866-458-9863 and enter the control number found on the reverse side of this proxy card.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

The Jensen Portfolio, Inc.

CONTROL NUMBER
123456789123

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” the Proposal and “FOR” each Nominee for the Board of Directors.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	■

	FOR	AGAINST	ABSTAIN
1. To Approve an Investment Advisory Agreement Between Jensen Investment Management, Inc. and The Jensen Portfolio, Inc. (the “Fund”).	□	□	□
2. To Elect the Board of Directors of the Fund.	FOR		WITHHOLD
Roger A. Cooke	□		□
Robert E. Harold	□		□
Gary W. Hibler	□		□
Val E. Jensen	□		□
Thomas L. Thomsen, Jr.	□		□
Kenneth Thrasher	□		□

THANK YOU FOR VOTING